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                      SUPPLEMENT DATED SEPTEMBER 30, 1998
                   TO THE PROSPECTUS DATED OCTOBER 29, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998,
                        MARCH 9, 1998 AND JULY 14, 1998

                        VAN KAMPEN STRATEGIC INCOME FUND

The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is amended and supplemented with the following:

    PORTFOLIO MANAGEMENT. Robert J. Hickey, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1995. Mr. Hickey joined the Adviser in 1989 and became Assistant Vice President of the Adviser in January 1993. Mr. Hickey has been a Vice President of the Adviser and Van Kampen Asset Management Inc. since June 1995.